POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN M. FETTER, a Director, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came STEVEN M. FETTER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                      Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN M. FETTER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the Central Hudson Gas & Electric Corporation Savings Incentive Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came STEVEN M. FETTER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the Central Hudson Gas & Electric Corporation Savings Incentive Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the Central Hudson Gas & Electric Corporation Savings Incentive Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the Central Hudson Gas & Electric Corporation Savings Incentive Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, E. MICHEL KRUSE, a Director, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came E. MICHEL KRUSE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, E. MICHEL KRUSE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Registration Statement on Form S-8 for the Central Hudson Gas & Electric Corporation Savings Incentive Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-8 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 26th day of September 2003.

                                /s/
                                ---------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

      On this 26th day of September 2003, before me personally came E. MICHEL KRUSE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                /s/
                                ---------------------------
                                       Notary Public